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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

KENNAMETAL INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! KENNAMETAL INC. 525 WILLIAM PENN PLACE SUITE 3300 PITTSBURGH, PA 15219 KENNAMETAL INC. You invested in KENNAMETAL INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareowner meeting to be held on October 28, 2025. Vote Virtually at the Meeting* October 28, 2025 2:00 P.M. Eastern Time Virtually at: www.virtualshareholdermeeting.com/KMT2025 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V76458-TBD Get informed before you vote View the Proxy Statement and the 2025 Annual Report to Shareowners online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 14, 2025. If you would like to request a copy of the material(s) for this and/or future shareowner meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2025 Annual Meeting Vote by October 27, 2025 11:59 PM ET. For shares held in a Plan, vote by October 24, 2025 11:59 PM ET.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareowner meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V76459-TBD 1. Election of eight directors for terms expiring in 2026 For Nominees: 01) Joseph Alvarado 02) Shelley Bausch 03) Sanjay Chowbey 04) Douglas T. Dietrich 05) William M. Lambert 06) Lorraine M. Martin 07) Sagar A. Patel 08) Paul Sternlieb 2. Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending June 30, 2026; For 3. Non-Binding (Advisory) Vote to Approve the Compensation Paid to the Company’s Named Executive Officers. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.